Changing Parameters Fund

(a series of the Northern Lights Fund Trust)

CPMPX

Supplement dated June 28, 2013 to Prospectus dated November 28, 2012 and Statement of Additional Information (“SAI”) dated May 17, 2013

Effective immediately, the Prospectus and SAI are each amended to reflect the fact that Huntington National Bank is the custodian for the Fund.

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Also, the fourth paragraph on page 44 of the SAI is deleted in its entirety and replaced with the following:

Huntington National Bank (the “Custodian”), 7 East Oval, EA4E62, Columbus, OH 43219 serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and Huntington National Bank and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

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You should read this Supplement in conjunction with the Prospectus dated November 28, 2012 and the SAI dated May 17, 2013, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-618-3456.

Please retain this Supplement for future reference.